UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2019

SOUTH JERSEY INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-6364	22-1901645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ 08037
(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.25 par value per share	SJI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 12, 2019, the Board of Directors (the “Board) of South Jersey Industries, Inc. (the Company”), upon the recommendation of the Governance Committee, elected Mr. G. Edison Holland, retired President and CEO of Southern Company Services, as a new director, effective as of September 12, 2019, (“the Effective Date”). Mr. Holland will serve on the Audit, Risk and Governance Committees. His appointment will be for a term expiring at the 2020 annual meeting of stockholders.

Mr. Holland does not have any familial relationship with an director or executive officer of the Company and there are no transactions that require disclosure pursuant to Item 404(a) of Regulation S-K.

Mr. Holland will participate in the Company’s nonemployee director compensation programs, which are described in the Company’s proxy statement for its 2019 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 15, 2019.

A copy of the Company’s press release announcing the election of Mr. Holland is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the election of Mr. Holland, the Board approved an amendment to the Company’s By-Laws increasing the number of Board Members from ten (10) to eleven (11). The revised By-Laws are attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits

Exhibit Index

Exhibit	Description
3.1	South Jersey Industries, Inc. By-Laws effective September 12, 2019
99.1	Press release dated September 13, 2019, issued by South Jersey Industries, Inc.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: September 16, 2019	/s/ Melissa Orsen
Melissa Orsen
SVP and General Counsel